UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2026

Life Time Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40887	47-3481985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902 Corporate Place

Chanhassen, Minnesota 55317

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (952) 947-0000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	LTH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 5, 2026, Life Time Group Holdings, Inc., a Delaware corporation (the “Company”), agreed to purchase an aggregate of 2,192,500 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), at a price of $28.60 per share for an aggregate purchase price of $62,705,500, in a private transaction (the “Share Repurchase”) from certain of its existing stockholders, including affiliates of Leonard Green & Partners, L.P., TPG Inc. and Partners Group (USA) Inc. (the “Selling Stockholders”).

In addition to the Share Repurchase, on May 5, 2026, the Selling Stockholders informed the Company that they have agreed to sell 8,770,000 shares of Common Stock at a price of $28.60 per share for an aggregate purchase price of $250,822,000 to an affiliate of Atairos Group, Inc. in a private transaction exempt from registration under the Securities Act of 1933 (the “Investor Purchase”), for a total of 10,962,500 shares sold by the Selling Stockholders. The Investor Purchase is expected to be settled in two tranches, with the second tranche of shares of Common Stock related to the Investor Purchase expected to be acquired after satisfaction of customary closing conditions, including that the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired or been terminated.

Following the closings of the Share Repurchase and the Investor Purchase, funds associated with Leonard Green & Partners, L.P., funds associated with TPG Inc. and funds associated with Partners Group (USA) Inc. will hold approximately 8.5%, 6.1% and 1.3%, respectively, of the Company’s Common Stock (based on 222,602,738 shares outstanding as of May 1, 2026).

The Company intends to fund the Share Repurchase with cash on hand. The Share Repurchase is being conducted pursuant to the Company’s stock repurchase program approved by its board of directors in February 2026.

Certain relationships of the Selling Stockholders with the Company are described under “Certain Relationships and Related Person Transactions” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2026.

The information in this Current Report on Form 8-K shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of federal securities regulations. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements relating to the consummation of the Investor Purchase. These statements are based on the beliefs and assumptions of the Company’s management. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

Factors that could cause actual results to differ materially from those forward-looking statements included in this Current Report on Form 8-K include the factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2026 (File No. 001-40887), as such factors may be updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any forward-looking statement that the Company makes in this Current Report on Form 8-K speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Life Time Group Holdings, Inc.

Date: May 5, 2026	By:	/s/ Erik Weaver
Erik Weaver
Executive Vice President & Chief Financial Officer